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                               EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 30, 1998



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


District of Columbia                 l-7102                      52-0891669
 (state or other juris-           (Commission                 (I.R.S. Employer
diction of incorporation)         File Number)              (Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA                 22071-3025
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (703) 709-6700


         ------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.

      (c)   Exhibits

            The following exhibits are filed herewith:

      1. An Amendment dated March 30, 1998 to the Agency Agreement dated June 19, 1996, and amended as of November 14, 1997, between the Company and the Agents named therein, relating to the distribution of the Company's Medium-Term Notes, Series C, within the United States.

      2. Calculation Agent Agreement dated March 30, 1998 between the Company and Lehman Brothers Inc., as Calculation Agent.
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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NATIONAL RURAL UTILITIES COOPERATIVE
                                 FINANCE CORPORATION



                               /s/ Steven L. Lilly
                               ------------------------------
                               Steven L. Lilly
                               Senior Vice President and
                                Chief Financial Officer
                                (Principal Financial Officer)


Dated:  March 30, 1998